Exhibit 99.2

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RETIREMENT CENTER COMMUNITIES - THIRD QUARTER 2004
 ($'s in thousands)

                                     RETIREMENT CENTER COMMUNITIES: TOTAL

                                               Q1 03      Q2 03      Q3 03       Q4 03      Q1 04      Q2 04       Q3 04
                                             ---------- ----------  ---------  ----------  ---------  ---------  ----------
Resident and healthcare revenue               $ 75,355   $ 76,673   $ 79,307    $ 81,390   $ 85,288   $ 85,578    $ 86,526
Community operating expense                     51,297     52,079     55,414      55,096     56,791     56,546      58,168
Community operating contribution                24,058     24,594     23,893      26,294     28,497     29,032      28,358
Community operating margin                       31.9%      32.1%      30.1%       32.3%      33.4%      33.9%       32.8%

Ending Occupancy                                 7,969      8,009      8,328       8,397      8,374      8,424       8,436
Ending Occupancy %                               93.3%      93.4%      93.8%       94.6%      94.4%      95.0%       95.1%

Average Monthly Occupancy                        7,994      7,980      8,090       8,396      8,376      8,382       8,408
Monthly Revenue per unit                       $ 3,142    $ 3,203    $ 3,268     $ 3,231    $ 3,394    $ 3,403     $ 3,430
Monthly Operating Contribution per unit          1,003      1,027        984       1,044      1,134      1,155       1,124


                              RETIREMENT CENTER COMMUNITIES: RENTAL COMMUNITIES

                                               Q1 03      Q2 03      Q3 03       Q4 03      Q1 04      Q2 04       Q3 04
                                             ---------- ----------  ---------  ----------  ---------  ---------  ----------
Resident and healthcare revenue               $ 48,297   $ 48,920   $ 51,439    $ 52,853   $ 55,007   $ 55,249    $ 56,306
Community operating expense                     30,743     30,998     33,371      32,793     34,326     33,983      35,422
Community operating contribution                17,554     17,922     18,068      20,060     20,681     21,266      20,884
Community operating margin                       36.3%      36.6%      35.1%       38.0%      37.6%      38.5%       37.1%

Ending Occupancy                                 5,223      5,275      5,548       5,588      5,576      5,595       5,581
Ending Occupancy %                               94.5%      94.7%      90.9%       95.3%      95.2%      95.5%       95.2%

Average Monthly Occupancy                        5,266      5,256      5,327       5,615      5,582      5,576       5,580
Monthly Revenue per unit                       $ 3,057    $ 3,102    $ 3,219     $ 3,138    $ 3,285    $ 3,303     $ 3,364
Monthly Operating Contribution per unit          1,111      1,137      1,131       1,191      1,235      1,271       1,248

                              RETIREMENT CENTER COMMUNITIES: ENTRANCE FEE CCRCs

                                               Q1 03      Q2 03      Q3 03       Q4 03      Q1 04      Q2 04       Q3 04
                                             ---------- ----------  ---------  ----------  ---------  ---------  ----------
Resident and healthcare revenue               $ 27,058   $ 27,753   $ 27,868    $ 28,537   $ 30,281   $ 30,329    $ 30,220
Community operating expense                     20,554     21,081     22,043      22,303     22,465     22,563      22,746
Community operating contribution                 6,504      6,672      5,825       6,234      7,816      7,766       7,474
Community operating margin                       24.0%      24.0%      20.9%       21.8%      25.8%      25.6%       24.7%

Ending Occupancy                                 2,746      2,734      2,780       2,809      2,798      2,829       2,855
Ending Occupancy %                               91.2%      90.8%      92.4%       93.3%      93.0%      94.0%       94.8%

Average Monthly Occupancy                        2,728      2,724      2,763       2,781      2,795      2,806       2,828
Monthly Revenue per unit                       $ 3,306    $ 3,396    $ 3,362     $ 3,420    $ 3,612    $ 3,603     $ 3,562
Monthly Operating Contribution per unit            795        816        703         747        932        923         881
Net Cash Flow per unit
        (includes Net Resale Cash Flow)            739      1,233      1,179       1,175      1,326      1,503       1,442

Entrance Fee Sales:
Total Entrance Fee (Independent Living) Units    2,066      2,066      2,066       2,066      2,066      2,066       2,066
Ending Occupancy %                               92.5%      92.7%      94.2%       94.9%      95.4%      96.3%       97.1%

Entrance Fee Sales (in units)                       48         73         90          78         69         84          79
Entrance Fee Sales                             $ 6,055   $ 10,261   $ 11,482    $ 10,693   $ 10,257   $ 11,976    $ 11,931
Refunds paid on Entrance Fee Terminations        2,836      3,685      3,851       3,267      2,433      2,868       3,181
Net Resale Cash Flow                             3,219      6,576      7,631       7,426      7,824      9,108       8,750


NOTE: Includes Freedom Square for all periods presented. All periods have been reclassed to conform to this presentation.

The sales proceeds at entrance fee CCRCs provide a source of financing to the community, thereby reducing the financing costs (interest or lease expense) that it would otherwise incur. As a result of the residents paying an up-front entrance fee, they pay a lower monthly service fee than they would pay at a similar rental community without entrance fees. As a result, entrance fee communities have lower operating margins (but lower non-operating financing costs) than similar rental communities.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - THIRD QUARTER 2004
($'s in thousands)


                                  FREE-STANDING ASSISTED LIVING COMMUNITIES

                                          Q1 03        Q2 03       Q3 03       Q4 03       Q1 04       Q2 04       Q3 04
                                        -----------  ----------  ----------  ----------  ----------  ----------  ----------
Resident and healthcare revenue           $ 19,953    $ 20,705    $ 21,227    $ 21,697    $ 22,663    $ 23,532    $ 24,563
Community operating expense                 16,949      16,819      16,589      16,565      17,061      17,519      17,657
Community operating contribution             3,004       3,886       4,638       5,132       5,602       6,013       6,906
Community operating margin                   15.1%       18.8%       21.8%       23.7%       24.7%       25.6%       28.1%

Ending Occupancy                             2,291       2,311       2,340       2,368       2,394       2,456       2,504
Ending Occupancy %                           80.9%       81.5%       82.6%       83.4%       84.3%       86.5%       88.3%


Average Monthly Occupancy                    2,282       2,298       2,316       2,357       2,384       2,430       2,478
Monthly Revenue per unit                   $ 2,915     $ 3,003     $ 3,055     $ 3,068     $ 3,169     $ 3,228     $ 3,304
Sequential Percentage Increase (Annualized)              12.2%        6.9%        1.7%       13.1%        7.5%        9.4%

Monthly Operating Contribution per unit        439         564         668         726         783         825         929


NOTE: Excludes two non-consolidated joint ventures. All periods have been reclassed to conform to this presentation.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE CASH FLOW
 ($'s in thousands)

                                                                Three months          Six months          Nine months
                                                                   ended                ended                ended
                                                                March 31, 2004       June 30, 2004       Sept. 30, 2004
                                                                --------------       -------------       --------------
Loss from continuing operations                                 $(4,800)                $(7,346)            $(14,290)
Adjustments to reconcile loss from continuing
 operations to net cash provided by operating activities:
      Depreciation and amortization                               8,432                  16,114               28,726
      Amortization of deferred entrance fee
       revenue / termination gains                               (4,526)                 (8,745)             (12,737)
      Proceeds from entrance fee sales, net of refunds            7,553                  16,748               25,305
      Deferred income tax benefit                                   -                       -                 (1,808)
      Amortization of deferred gain on sale-
       leaseback transactions                                    (2,546)                 (5,078)              (7,954)
      Amortization of deferred compensation,
       restricted stock                                             -                       -                    182
      Minority interest in earnings of
       consolidated subsidiaries                                    962                   1,825                1,555
      Losses from unconsolidated joint ventures                     144                     220                   85
      (Gain) loss on sale of assets                                (105)                   (111)                 (63)
                                                                --------------       -------------       --------------
Net cash provided by continuing operations (before
   changes in assets and liabilities, exclusive of
    acquisitions and sale leaseback transactions)                 5,114                  13,627               19,001

   Accrued but unpaid HCPI interest due at
    mezzanine loan maturity                                       1,988                   4,074                4,074
   Interest accretion on bond conversions                           196                     209                  209
   Adjustments for lease escalators and other accruals            1,689                   3,362                5,012
   Additions to land, building and equipment                     (4,665)                 (9,572)             (14,288)
      Plus:  Development expenditures (funded separately)           706                   1,043                1,296
   Distributions to minority interest holders                    (1,068)                 (2,225)              (3,243)
   Principal reductions in master trust liability                  (322)                   (634)                (940)
   Other adjustments for refinancing activities
    (see Note A)                                                                                               5,509
                                                                --------------       -------------       --------------
Free cash flow before principal payments                          3,638                   9,884               16,630

  Principal payments on long-term debt, net of
      amounts paid as part of a refinancing transaction          (2,506)                 (5,033)              (9,577)
                                                                --------------       -------------       --------------
Free cash flow                                                   $1,132                  $4,851               $7,053
                                                                ==============       =============       ==============


                                                                                     Quarter Ended
                                                                -------------------------------------------------------------
                                                                March 31, 2004          June 30, 2004           Sept 30, 2004

Loss from continuing operations                                 $(4,800)                $(2,546)             $(6,944)
Adjustments to reconcile loss from continuing operations
   to net cash provided by operating activities:
      Depreciation and amortization                               8,432                   7,682               12,612
      Amortization of deferred entrance fee
       revenue / termination gains                               (4,526)                 (4,219)              (3,992)
      Proceeds from entrance fee sales, net of refunds            7,553                   9,195                8,557
      Deferred income tax benefit                                                                             (1,808)
      Amortization of deferred gain on sale-
       leaseback transactions                                    (2,546)                 (2,532)              (2,876)
      Amortization of deferred compensation, restricted stock                                                    182
      Minority interest in earnings of consolidated subsidiaries    962                     863                 (270)
      Losses from unconsolidated joint ventures                     144                      76                 (135)
      (Gain) loss on sale of assets                                (105)                     (6)                  48
                                                                --------------       -------------       --------------
Net cash provided by continuing operations (before
   changes in assets and liabilities, exclusive of
    acquisitions and sale leaseback transactions)                 5,114                   8,513                5,374

   Accrued but unpaid HCPI interest due at
    mezzanine loan maturity                                       1,988                   2,086                    -
   Interest accretion on bond conversions                           196                      13                    -
   Adjustments for lease escalators and other
    accruals                                                      1,689                   1,673                1,650
   Additions to land, building and equipment                     (4,665)                 (4,907)              (4,716)
      Plus:  Development expenditures (funded
       separately)                                                  706                     337                  253
   Distributions to minority interest holders                    (1,068)                 (1,157)              (1,018)
   Principal reductions in master trust liability                  (322)                   (312)                (306)
   Other adjustments for refinancing activities
    (see Note A)                                                      -                       -                5,509
                                                                --------------       -------------       --------------

Free cash flow before principal payments                          3,638                   6,246                6,746

   Principal payments on long-term debt, net of amounts
      paid as part of a refinancing transaction                  (2,506)                 (2,527)              (4,544)
                                                                --------------       -------------       --------------
Free cash flow                                                   $1,132                  $3,719               $2,202
                                                                ==============       =============       ==============

Given the Company's leverage and reported operating losses, the Company believes that Free Cash Flow is a useful liquidity measurement for investors in analyzing the Company's progress.

Note A: Other adjustments for refinancing activities include costs relating to the July 2004 HCPI sale-leaseback transaction and are comprised of $1.2 million of general and administrative costs, $2.5 million of current tax expense and $1.8 million of deferred taxes.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - THIRD QUARTER 2004
 ($'s in thousands)


INCLUDING ENTRANCE FEE COMMUNITIES:
-----------------------------------
                                       Three months ended September 30,    $          %
                                     ---------------------------------
                                          2004            2003           Change     Change
                                     --------------  ----------------  ---------  -----------
Resident & Healthcare revenue             $106,204           $96,842     $9,362          9.7%
Community operating expense                 73,011            69,904      3,107          4.4%
                                     --------------  ----------------  ---------  -----------
Community operating contribution           $33,193           $26,938      6,255         23.2%
Community operating margin                    31.3%             27.8%


# Locations                                     57                57
Avg. Occupancy                                92.9%             89.4%
Avg. Occupied Units                         10,386             9,978        408          4.1%
Avg. Mo. Revenue/unit                       $3,409            $3,235       $173          5.4%
Avg. Mo. Operating Contribution/unit         1,065               900        165         18.4%


EXCLUDING ENTRANCE FEE COMMUNITIES:
-----------------------------------
                                       Three months ended September 30,    $           %
                                     ---------------------------------
                                              2004              2003     Change     Change
                                     --------------  ----------------  ---------  -----------
Resident & Healthcare revenue              $75,984 #          68,975     $7,009         10.2%
Community operating expense                 50,265            47,860      2,405          5.0%
                                     --------------  ----------------  ---------  -----------
Community operating contribution           $25,719           $21,115      4,604         21.8%
Community operating margin                    33.8%             30.6%


# Locations                                     51                51
Avg. Occupancy                                92.6%             88.6%
Avg. Occupied Units                          7,558             7,223        335          4.6%
Avg. Mo. Revenue/unit                       $3,351            $3,183       $168          5.3%
Avg. Mo. Operating Contribution/unit         1,134               974        160         16.4%


* This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared. Two communities that were acquired in August 2003 have been excluded from this presentation

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - THIRD QUARTER 2004
 ($'s in thousands)


                                      Three months ended September 30,          Three months ended September 30,
                                      --------------------------------------------------------------------------
                                             2004             %                       2003             %
                                      ------------  -----------                 -----------  -----------
COMPOSITION
-----------
Revenues:
 Retirement Centers
   Independent living                     $36,623         32.7%                    $34,112         33.6%
   Assisted living                         14,449         12.9%                     13,287         13.1%
   Skilled Nursing                         19,263         17.2%                     18,574         18.3%
   Ancillary Services (including
    Therapy)                               14,082         12.6%                     11,420         11.3%
   Amortization of Deferred Entrance
    Fee Revenue                             2,109          1.9%                      1,914          1.9%
                                      ------------  -----------                 -----------  -----------
                                           86,526         77.3%                     79,307         78.2%

 Free-Standing Assisted Living
   Assisted living                         21,839         19.5%                     19,314         19.0%
   Ancillary Services (including
    Therapy)                                2,724          2.4%                      1,913          1.9%
                                      ------------  -----------                 -----------  -----------
                                           24,563         21.9%                     21,227         20.9%

 Total Resident and Healthcare Revenue    111,089         99.1%                    100,534         99.1%

 Management and Contract Services             500          0.5%                        338          0.3%
 Reimbursed Expenses                          460          0.4%                        529          0.6%
                                      ------------  -----------                 -----------  -----------
                                              960          0.9%                        867          0.9%
                                      ------------  -----------                 -----------  -----------

 Total Revenues                          $112,049        100.0%                   $101,401        100.0%



BY PAYOR
--------
 Private Pay                              $95,515         85.2%                    $87,657         86.5%
 Medicare                                  13,946         12.5%                     11,177         11.0%
 Medicaid                                   2,588          2.3%                      2,567          2.5%
                                      ------------  -----------                 -----------  -----------
 Total                                   $112,049        100.0%                   $101,401        100.0%




AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - THIRD QUARTER 2004

UNIT CAPACITY BY COMMUNITY TYPE
-----------------------------------
                                             At September 30, 2004
                                             ---------------------
                                             Locations   Capacity
                                             ---------- ----------
Rental Retirement Centers:
   Owned-100%                                        2        272
   Leased                                           20      5,587
   Managed with purchase rights                      -          -
   Managed - other                                   3        713
                                             ---------- ----------
                                                    25      6,572

Entrance Fee Retirement Centers:
   Owned-90%                                         2        712
   Leased                                            3      1,564
   Managed-Freedom Square                            1        735
   Managed-other                                     2        474
                                             ---------- ----------
                                                     8      3,485

Free-Standing AL's:
   Owned-100%                                        8        778
   Owned-Joint Venture                               3        254
   Leased                                           22      1,967
                                             ---------- ----------
                                                    33      2,999

All Communities:
   Owned-100%                                       12      1,762
   Owned-Joint Venture                               3        254
   Leased                                           45      9,118
   Managed with purchase rights                      -          -
   Managed-Freedom Square                            1        735
   Managed-other                                     5      1,187
                                             ---------- ----------
                                                    66     13,056

Note: Leased communities include both operating and capital leases. Two of the three Owned-Joint Ventures are managed and are not consolidated. Freedom Square is consolidated due to the variable interest entity rules set forth in FIN 46.